                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 8, 2005

                           RENAISSANCERE HOLDINGS LTD.
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             (Exact name of registrant as specified in its charter)

          BERMUDA                      34-0-26512             98-014-1974
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)

                  Renaissance House
              8-20 East Broadway, Pembroke
                         Bermuda                                     HM 19
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       (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (441) 295-4513
                                                           --------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 8, 2005, the Compensation and Corporate Goverance Committee (the
"Compensation Committee") of the Board of Directors of RenaissanceRe Holdings
Ltd. (the "Company") determined the criteria to be used in establishing awards to be made under the Company's 2001 Stock Incentive Plan, for 2005. The
Committee also took the following actions with respect to the compensation of the Company's executive officers:

                                                                                    2005
                                            2005         2005                    RESTRICTED        LTIP
                                          SALARY(1)    BONUS(2)    2005 OPTION      STOCK        PAYOUT(3)
NAME AND PRINCIPAL POSITION                  ($)          ($)        GRANT (#)    GRANT ($)         ($)
-----------------------------------------------------------------------------------------------------------

JAMES N. STANARD                                  0           0               0            0            0
   Chairman and Chief Executive
   Officer
WILLIAM I. RIKER                                  0           0               0            0      176,206
   President, & Chief Executive Officer,
   Glencoe Group
JOHN M. LUMMIS                              316,108   1,700,000               0            0      121,801
   Executive Vice President, Chief
   Operating Officer and Chief Financial
   Officer
JOHN D. NICHOLS                             100,000           0               0            0       87,155
   Executive Vice President
KEVIN J. O'DONNELL                          250,369     220,646               0            0       79,983
   Senior Vice President, Catastrophe
   Reinsurance
MICHAEL W. CASH                             231,111     220,646               0            0       54,892
   Senior Vice President, Specialty
   Reinsurance

(1) New base salary amounts that take effect on April 1, 2005.
(2) The 2005 bonus for John M. Lummis is being made pursuant to the established terms of his employment agreement. The 2005 bonuses for Kevin J. O'Donnell and
Michael W. Cash represent formulaically derived "target" amounts modified in accordance with the criteria referenced above in light of 2004 operating performance.
(3) As the Company's Long Term Incentive Bonus Program for plan cycles beginning in 2003 has been eliminated, these payments reflect payments made with respect to the plan cycles that began before 2003. Under the program, bonuses are paid over a four-year period if the Company achieves pre-established performance targets within the four-year performance cycle.

------------

Compensation for all named officers was replaced or reduced in light of the special grant of "premium" stock options under the RenaissanceRe Holdings Ltd.
2004 Stock Option Incentive Plan, as previously disclosed in the Company's
Current Report on Form 8-K, filed with the Securities and Exchange Commission on
September 2, 2004.

On March 8 and 9, 2005, the Compensation Committee undertook its regular annual review of the compensation of non-employee directors. As part of this review, the Compensation Committee approved the following compensation arrangements for its

non-employee directors, effective March 9, 2005. Each non-employee director will receive:

a) a 2005 annual retainer of $40,000 cash;

b) a 2005 per meeting fee of $3,000 cash; and

c) a grant of shares of RenaissanceRe Holdings Ltd. restricted stock having, at the time of grant, an aggregate fair market value of $100,000, vesting ratably over a three year period.

The restricted stock grants to non-employee directors are made pursuant to the
Amended and Restated RenaissanceRe Holdings Ltd. Non-Employee Director Stock
Plan and the form of grant agreement which is attached as Exhibit 10.1 to this
Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     Exhibit #      Description
     ---------      -----------

         10.1       Form of Grant Agreement for Directors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RENAISSANCERE HOLDINGS LTD.

Date: March 14, 2005                         By: /s/   Stephen H. Weinstein
      --------------                             -------------------------------
                                                Name:  Stephen H. Weinstein
                                                Title: General Counsel &
                                                Corporate Secretary

                                INDEX TO EXHIBITS

         Exhibit No.      Description
         -----------      -----------

            10.1          Form of Grant Agreement for Directors